UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-03287

                             New Alternatives Fund, Inc.

(Exact name of registrant as specified in charter)

150 Broadhollow Road, Suite PH2

                             Melville, New York 11747

(Address of principal executive offices) (Zip code)

David J. Schoenwald, President

New Alternatives Fund, Inc.

150 Broadhollow Road, Suite PH2

                             Melville, New York 11747

(Name and address of agent for service)

Registrant’s telephone number, including area code:   631-423-7373

Date of fiscal year end:  December 31

Date of reporting period:   December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

New Alternatives Fund, Inc.
A SOCIALLY RESPONSIBLE MUTUAL FUND EMPHASIZING
ALTERNATIVE ENERGY AND THE ENVIRONMENT

ANNUAL

FINANCIAL REPORT

DECEMBER 31, 2013

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a prospectus for the Fund.

THE FUND	150 Broadhollow Road	Melville, New York 11747	(800) 423-8383	(631) 423-7373
BNY Mellon Investment Servicing (US) Inc.	PO Box 9794	Providence, RI 02940	(800) 441-6580	(610) 382-7819
Overnight Address	4400 Computer Drive	Westborough, MA 01581
Foreside Funds Distributors LLC	400 Berwyn Park,	Berwyn, PA 19312
899 Cassat Road

Recycled Paper

NEW ALTERNATIVES FUND, INC.

MANAGEMENT’S DISCUSSION OF FINANCIAL PERFORMANCE

FOR THE YEAR 2013

Fund Performance: The Fund’s share price increased 30.52% for the year ending December 31, 2013. The Net Asset Value (“NAV”) began at $36.40 on January 1, 2013 and closed at $46.93 after payment of a $0.58 dividend per share. The Fund’s net assets increased during the year from $149.8 million at the beginning to approximately $175.1 million at the end due primarily to appreciation of the Fund’s holdings.

As of December 31, 2013, 42.8% of our portfolio was invested in European companies (with 32% priced in Euros and the reminder in other currencies). The rest of our holdings included 36.5% in U.S. based firms, plus 6.1% in cash in U.S. banks and credit unions; 4.8% in Asia; and 9.8% in Canada.

Factors Affecting the Fund: Most Fund holdings, along with the broader stock market, experienced gains in their share prices. Renewable energy, particularly wind and solar, have established themselves as an increasingly competitive means of electric power generation, even as political support in Europe has diminished in the challenging European economic environment.

While European governments abandoned their former position as leading advocates for climate issues and clean energy, in the U.S., President Obama has expressed concern about climate change, and there is economic support for clean energy in many states. This picture is tempered by the President’s continuing support for an “all of the above” energy strategy that includes policies that will promote renewable energy at the same time that the U.S. expands its production of natural gas and domestic oil.

New financial models developed in the U.S., including the creation of green bonds, “yield” companies, real estate investment trusts (REITs) specifically for renewable energy projects, and leased rooftop solar arrays, have lowered the cost of financing renewable development. The Fund has taken advantage of these arrangements by investing in NRG Yield, Inc., Pattern Energy Group Inc. and Hannon Armstrong Sustainable Infrastructure Capital, Inc.

Spain, once the world leader in developing wind and solar power, cut or totally eliminated feed-in tariffs supporting electric rates from renewable sources. It also imposed a 7% tax on locally generated solar and wind power. Now the Spanish companies have made use of expertise developed during better times and pursued growth outside their home market, picking up business in the U.S., Africa and Latin America.

The large European renewable energy developers, led by utility subsidiaries, such as EDP Renovaveis SA (Spain/Portugal) and Enel Green Power SPA (Italy), are competitive power producers in Europe even without the previous financial support. At the same time, they have established strong positions in the U.S. and South America.

The European Union countries, with substantial wind and solar assets, have recently softened their commitment to mandated goals for how much electricity and energy would be generated by non-polluting sources — wind, solar, geothermal, hydro, tidal, biomass — by set dates. Rather than previous agreements imposing a required level of alternative energy production of 20% by 2020, a recent EU declaration called for member states to voluntarily seek to achieve a 27% level by 2030. Bloomberg New Energy Finance recently reported that renewable energy investment across Europe fell from $97.8 billion in 2012 to $57.8 billion in 2013.

This same report noted that since a global investment high point of $317.9 billion in 2011 for alternative power, by 2013 total investment had fallen to $254 billion.

On a positive note for purchasers of solar modules, some of this reduction is due to the falling cost of solar grade silicon, the alleged Chinese dumping of modules at below cost, solar photovoltaic (PV) systems and increasing size and efficiency of wind turbines.

While government funding and private capital spending for new projects retreated, public markets — stocks and mutual funds — registered solid gains as investors slowly recovered from the rude shock administered by the world financial crisis in 2008.

Overall investment in renewable power fell in China, which had been the most robust market in recent years. Brazil, the market leader in Latin America, reduced its investment more than 50%, from $7.1 billion in 2012 to $3.4 billion in 2013. At the same time, Chile, Mexico and Uruguay substantially increased their levels of private and public funding for new projects.

In the United States, renewable energy investment dollars fell from $53 billion in 2012 to $48.4 billion in 2013. At the same time, the total number of new solar installations, both utility scale and small commercial and residential roof-top PV, grew. This unusual development is due partly to the lower cost of PV solar modules as we mentioned above, along with increasing energy efficiencies in transportation, building systems and electric transmission.

According to the U.S. Energy Information Agency (EIA), until recently, the country had continued to move away from coal as the primary fuel for electric power, Natural gas, selling at historically low prices, was the replacement fuel for the most part. From 2011 to 2012, coal use fell by 12.7% but still accounted for 37% of the nation’s electric power generation. Natural gas usage grew by 20.9% in that same period to comprise 30% of the fuel supplying electricity. The relative difference in green house gas emissions (coal emits 205.7 pounds of carbon dioxide per million BTUs; natural gas emits 117 pounds per million BTUs) contributed to the overall reduction in CO2 levels in recent years. However, the most recent EIA report notes that a sudden spike in gas prices coupled with the severe weather has reversed this situation, at least for the short term. In 2013, coal climbed back to 39% of the fuel mix for electricity and natural gas retreated to 27.5%.

During the period from 2011-2012, nuclear power declined slightly but still provided 19% of U.S. electricity. Traditional hydro power was 7%. All other renewable (wind, solar, geothermal, biomass, etc.), despite their recent growth, amounted to only 5% of our total capacity.

The Fund looked to renewable energy producers with a stable base of regulated income producing generation facilities, companies with a good record of project development and a healthy pipeline of new projects, and mature companies with solid earnings whose share prices had declined below reasonable levels and seemed due for a resurgence.

Portfolio Holdings and Changes:

New Investments in 2013: We have discussed some of these companies in earlier reports, but here’s a brief review:

Brookfield Renewable Energy Partners LP (Canada/Bermuda), is one of the largest public pure-play renewable power businesses in the world, with 6,000 megawatts (MW) of mostly hydro and wind installed capacity in the U.S., Canada and Brazil.

Enel Green Power SPA (Italy), a subsidiary of the Enel Group, is dedicated to international development and management of power generation from renewable sources. They currently own 700 plants in 16 countries in Europe and the Americas with 8,000 MW of capacity. Renewable sources include wind, solar, hydro, geothermal and biomass.

Hannon Armstrong Sustainable Infrastructure Capital, Inc. is a REIT which makes debt and equity investments in sustainable infrastructure projects that increase energy efficiency, provide cleaner energy, positively impact the environment or make more efficient use of natural resources.

NRG Yield, Inc. is a subsidiary of NRG Energy (an S&P 500® company and owner of Green Mountain Power, a leading solar PV producer). NRG Yield owns a diversified portfolio of contracted renewable and conventional generation and thermal infrastructure assets in the United States, including eight utility scale solar and wind generation facilities and two portfolios of distributed solar facilities that collectively represent 1,324 MW. The thermal infrastructure assets provide steam, hot water and/or chilled water.

Panasonic Corp.(Japan) SPADR is an international consumer electronics company whose businesses include manufacturing solar PV modules, and that has become the largest supplier of lithium ion batteries to manufacturers of electric cars (including Tesla motors).

Pattern Energy Group, Inc. is an independent power company focused on ownership and operation of 1,255 MW wind power projects in the U.S., Canada and Chile.

Holdings Sold:

We sold our position of A.O. Smith Corp., a manufacturer of energy efficient hot water heaters, when the share price climbed to a high valuation point and we felt we should lock in our gain.

We sold Atmos Energy Corp., a natural gas distributor, on account of a preference for other natural gas distribution companies with greater involvement in renewable energy generation and energy saving combined heat and power facilities.

Finally, we sold SMA Solar Technology AG (Germany) because of the potential impact of the retreat of Germany’s government from policies supporting solar PV development. SMA Solar Technology is an international manufacturer of inverters for PV solar, but its largest business is in Germany.

Other Changes and Adjustments in the Fund:.

Wind: Our strongest performers in 2013 were our two wind turbine manufacturers: Vestas Wind Systems AS (Denmark, up 402.8%) and Gamesa Corporacion Tecnologica SA (Spain, up 356.6%). Both had seen their share prices plummet for several years as companies and governments pulled back from ambitious renewable energy projects in the wake of the 2008 financial crisis. Gamesa was further battered by the Spanish government’s retreat on renewable energy support. During the past several years, Gamesa focused its efforts on international expansion and is now active in 44 countries around the world, with contracts for project development and long term maintenance of wind facilities. Vestas also went through a major restructuring which included closing a number of manufacturing plants, reorganizing their debt and replacing their chief executive. Both companies returned to profitability in 2013 and have built up a reasonably healthy roster of project commitments going forward.

As their share prices climbed during the year, we sold some of our stock in both firms to avoid their becoming overweight in the portfolio.

Energy Efficiency and Conservation: This continued to be a strong area of development in 2013. This year brought broad advances in technology, including significant capacity improvements in storage batteries for electric cars and energy systems, improved efficiencies in lighting with LED costs dropping rapidly, upgrades and improvements in transmission systems and a greater emphasis on energy conservation in building construction and renovation.

Our companies in this sector were also among our best performers. Johnson Controls, Inc. (building systems for energy management, hybrid car batteries and stationery energy storage systems), up 67.3%; WFI Industries Ltd. (Canada; residential and small commercial geothermal and heat exchange systems), up 66.1%; FuelCell Energy, Inc. (molten carbonate and solid oxide fuel cells for power generation) up 53.3%; Koninklijke Philips Electronics NV (Netherlands; LED and energy efficient lighting and appliances) up 39.3%; ITC Holdings Corp. (electric transmission project construction) up 24.6%; and Schneider Electric SA (France; energy management systems for buildings and industrial facilities) up 15.6%.

Solar PV: Finally, after several disastrous years for solar PV manufacturers, we added SunPower Corp. (PV module manufacturer and project developer for residential, commercial and utility-scale systems) back into the Fund’s holdings, along with Panasonic and our long term position in Kyocera Corp. (Japan; PV solar cell manufacturer and semi-conductors for solar systems). SunPower rose 39.3% since we bought shares in the 3rd quarter; Panasonic was up 21% after our purchase in the 4th quarter; Kyocera shares gained 9.78% for the year.

Renewable Energy Power Producers: This is our core group of holdings, comprising just over 34% of our total portfolio. Four of our six new holdings (Brookfield Renewable Energy Partners, Enel Green Power, NRG Yield and Pattern Energy Group) are in this category. These companies usually have solid, stable earnings from long term power purchase contracts. Recently, our Spanish firms — Abengoa SA (biomass, solar thermal, recycling, desalinization), Acciona SA (wind, small hydro, solar thermal, water treatment), EDP Renovaveis SA (wind and ocean power projects) and Elecnor SA (wind and solar projects, electric transmission facilities) — have been pushed down by Spanish government policies rolling back and eliminating guaranteed power rates and feed in tariffs originally designed to promote renewable energy development. With fewer opportunities in their home market, all these companies have made good use of their experience and expertise to contract for new projects in other parts of Europe, Asia, and North and South America.

Other Gains and Losses: Companies in the Fund that increased their share price during 2013 include Algonquin Power & Utilities Corp. (Canada), up 7.31%; American Water Works Co., Inc., up 13.8%; Elecnor SA, up 18%; Enel Green Power, up 22.7% (added to the Fund in the 1st quarter); Hannon Armstrong Sustainable Infrastructure Capital, up 22.5% (added to the Fund in the 2nd quarter); New Jersey Resources Corp., up 16.7%; NRG Yield, up 46.8% (added to the Fund in the 3rd quarter); Ormat Technologies, Inc. (geothermal energy project developer), up 41.1%; Veolia Environment SA ADR (France; water utility, waste water treatment services, energy management), up 33.7%. Among those companies who lost share value during 2013 are: Abengoa SA, -8.9%; Acciona SA, -25.7%; TrustPower Ltd. (New Zealand; wind and hydro power utility), -22.9%; Northland Power, Inc. (Canada; wind, solar and small hydro power developer), -17.1%; Brookfield Renewable Energy Partners, -10.6%; and Hyflux Ltd. (Singapore; water purification & desalinization projects), -8.6%.

Cash and Treasury Holdings: We ended the year with approximately 6.1% of net assets in cash. We owned no short-term U.S. Treasury Bills as interest rates were too low.

Income from Dividends and Interest: The Fund’s net income from dividends and interest decreased by 3.2% in 2013. The per share dividend decreased from $0.67 in 2012 to $0.58 in 2013.

Expenses: The Fund’s cost of operations increased in 2013. The number of shareholder accounts decreased and the net assets increased during the year. The amounts paid to the investment advisor, Accrued Equities, Inc. (the “Advisor”), The Bank of New York Mellon (the Fund’s custodian) and BNY Mellon Investment Servicing (U.S.), Inc. (the Fund’s accounting agent, transfer agent and administrator) are largely based on net assets. The Fund’s net assets increased gradually during the year. BNY Mellon, in its role as transfer agent, bases its fees on the number of shareholder accounts established during the year. While this figure decreased slightly, it was allocated across fewer outstanding shares which raised the Fund’s expense ratio from 1.10% in 2012 to 1.12% in 2013. Total Fund Expenses increased by $15,801 or 0.8%.

Realized and Unrealized Capital Gain/Loss: The Fund did not have or distribute any net realized capital gains during 2013. The Fund ended the year with accumulated net unrealized gains of approximately $27 million.

Corporate Governance and Regulatory: All seven of the Fund’s directors (five of whom are considered “Independent”) were re-elected by shareholders at the annual meeting held on September 27, 2013. David Schoenwald will continue as President, Treasurer and Chairperson of the Board, Sharon Reier as Vice-Chairperson and Murray Rosenblith as Secretary. Joseph Don Angelo continues to serve as the Fund’s Chief Compliance Officer. Preston Pumphrey was continuing to serve as Chairperson of the Audit Committee but he subsequently resigned from the Committee and the Board in January, 2014. Susan Hickey was appointed to take his place as Chairperson of the Audit Committee.

The Fund’s directors re-approved the investment advisory agreement (the “Advisory Agreement”) with the Advisor, Accrued Equities Inc., at the directors meeting on June 28, 2013.

The Board of Directors, including a majority of the Independent Directors, decided to approve the renewal of the Advisory Agreement for a one-year period commencing July 1, 2013 based upon their evaluation of: (i) the long-term relationship between the Advisor and the Fund; (ii) the Advisor’s commitment to the Fund’s socially responsible investment objectives and its ability to manage the Fund’s portfolio in a manner consistent with those objectives; (iii) the depth of experience and expertise of the Advisor with regard to the alternative energy market; (iv) the nature, extent and quality of the services provided; (v) the performance of the Fund; and (vi) the costs of the services provided and the profitability of the Advisor from its relationship with the Fund. Information regarding the material factors the Board considered in approving the Advisory Agreement is included in the Semi-Annual Report to Shareholders dated June 30, 2013.

New Alternatives Fund launched an on-line account access portal on our web site in the first half of 2011. Shareholders can now register their accounts and access share balance and transaction information, enter address changes and choose an “e-delivery” option for their statements and Fund documents. If you haven’t already done so, you can go to the Fund’s web site at www.newalternativesfund.com and click on the “Account Login” link to create your on-line access and select your document delivery options.

Strategy: The Fund’s investment objective remains unchanged. We continue to seek long-term capital appreciation. The Fund seeks to achieve its investment objective by investing in equity securities. The equity securities in which the Fund invests consist primarily of common stocks. Other equity securities in which the Fund may invest include depository receipts, real estate investment trusts (“REITs”) and publicly-traded master limited partnerships (“MLPs”). The Fund makes investments in a wide range of industries and in companies of all sizes. The Fund invests in equity securities of both U.S. and foreign companies, and has no limitation on the percentage of assets invested in the U.S. or abroad. Under normal market conditions, at least 25% of the Fund’s total assets will be invested in equity securities of companies in the alternative energy industry.

“Alternative Energy” means the production and conservation of energy in a manner that reduces pollution and harm to the environment, particularly when compared to conventional coal, oil or nuclear energy.

New Alternatives Fund Growth of $10,000 vs. The S&P 500® Index

(Unaudited)

Performance quoted represents past performance and does not guarantee future results. Investment return and principal and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. The performance quoted reflects a deduction for the maximum front-end sales charge of 4.75%. Returns include the reinvestment of distributions. Performance data current to the most recent month-end may be obtained by calling 800-423-8383. The graph and table do not reflect the deduction of taxes that a Shareholder would pay on fund distributions or the redemption of fund shares.

The Fund’s total annual operating expenses, as stated in the current prospectus are 1.10%*.

The S&P 500® index is an unmanaged stock market index and does not reflect any asset-based charges for investment management or transaction expenses. You cannot invest directly in this index. Current and future portfolio holdings are subject to change and risk.

* Per prospectus. The expense ratio presented above may vary from the expense ratio presented in other sections of this report which is based on expenses incurred during the period covered by this report.

NEW ALTERNATIVES FUND, INC.

FUND EXPENSE EXAMPLE

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs such as the sales charge; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period shown (July 1, 2013) and held for the entire six months ended December 31, 2013.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Six Months Ended December 31, 2013” to estimate the expenses you paid on your account during this period.

Note: The Fund’s Transfer Agent, BNY Mellon Investment Servicing (US) Inc., charges an annual IRA maintenance fee of $15 for IRA accounts. That fee is not reflected in the accompanying table.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the sales charge, redemption fees or exchange fees. The Fund does not charge any redemption fees or exchange fees, but these may be present in other funds to which you compare the Fund. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

NEW ALTERNATIVES FUND, INC.

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Six Months Ended December 31, 2013*
Actual	$1,000.00	$1,208.20	$5.90
Hypothetical
(assumes 5% return before expenses)	$1,000.00	$1,019.86	$5.40

* Expenses are equal to the Fund’s annualized expense ratio for the six-month period of 1.06%, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half year, then divided by the days in the year (365) to reflect the half year period. The Fund’s ending account value on the first line in the table is based on its actual total return of 20.82% for the six-month period of July 1, 2013 to December 31, 2013.

NEW ALTERNATIVES FUND, INC.

SCHEDULE OF INVESTMENTS

December 31, 2013

(Unaudited)

Sector Diversification	% of Net Assets	Value
Alternate Energy:
Renewable Energy Power Producers & Developers	34.1%	$59,737,794
Wind Turbines	9.4	16,466,382
Geothermal	3.3	5,888,231
Solar Photovoltaic	2.6	4,505,750
Fuel Cells	0.5	846,000
Energy Conservation	19.2	33,609,122
Water:
Water Utilities	8.4	14,784,700
Water Related	2.5	4,387,137
Natural Gas Distribution Utilities	7.5	13,091,600
Natural Gas & Electric Distribution Utilities	4.2	7,411,100
Electric Transmission	1.4	2,395,500
Sustainable Energy Financial Services	0.8	1,396,000
Certificates of Deposit	0.3	500,000
Other Assets in Excess of Liabilities	5.8	10,081,987

Net Assets	100.0%	$175,101,303

Top Ten Common Stock Portfolio Issuers

December 31, 2013

(Unaudited)

Name	% of Net Assets
Gamesa Corporacion Tecnologica SA (Spain)	4.8%
Koninklijke Philips Electronics NV (Netherlands)	4.8
Schneider Electric SA (France)	4.7
American Water Works Co., Inc	4.7
Abengoa SA - B Shares (Spain)	4.7
Owens Corning, Inc	4.7
Vestas Wind Systems AS (Denmark)	4.6
EDP Renovaveis SA (Spain/Portugal)	4.6
Brookfield Renewable Energy Partners LP (Bermuda/Canada)	4.5
Johnson Controls, Inc	4.4

Total Top Ten	46.5%

Portfolio holdings are subject to change, risk and may not represent current compositions of the portfolio.

NEW ALTERNATIVES FUND, INC.

SCHEDULE OF INVESTMENTS

December 31, 2013

	Shares	Value
COMMON STOCKS – 93.9%
Alternate Energy — 49.9%
Renewable Energy Power Producers & Developers — 34.1%
Abengoa SA - B Shares (Spain)	2,750,000	$8,232,219
Acciona SA (Spain)	125,000	7,182,040
Algonquin Power & Utilities Corp. (Canada)	375,000	2,569,235
Brookfield Renewable Energy Partners LP (Canada/Bermuda)	300,000	7,848,000
EDP Renovaveis SA (Spain/Portugal)*	1,500,000	7,967,396
Elecnor SA (Spain)	125,000	1,922,548
Enel Green Power SPA (Italy)	3,000,000	7,556,748
Hafslund ASA, Class A (Norway)	328,074	2,498,973
Innergex Renewable Energy, Inc. (Canada)	285,000	2,837,317
Northland Power, Inc. (Canada)	150,000	2,172,150
NRG Yield, Inc. Class A	100,000	4,001,000
Pattern Energy Group, Inc.	75,000	2,273,250
TrustPower Ltd. (New Zealand)	500,000	2,676,918

		59,737,794

Wind Turbines — 9.4%
Gamesa Corporacion Tecnologica SA (Spain)*	800,000	8,342,275
Vestas Wind Systems AS (Denmark)*	275,000	8,124,107

		16,466,382

Geothermal — 3.3%
Ormat Technologies, Inc.	150,000	4,081,500
WFI Industries, Ltd. (Canada)	80,000	1,806,731

		5,888,231

Solar Photovoltaic — 2.6%
SunPower Corp.*	25,000	745,250
Kyocera Corp. (Japan) SP ADR	75,000	3,760,500

		4,505,750

Fuel Cells — 0.5%
FuelCell Energy, Inc.*	600,000	846,000

		846,000

Total Alternate Energy		87,444,157

Energy Conservation — 19.2%
Johnson Controls, Inc.	150,000	7,695,000
Koninklijke Philips Electronics NV (Netherlands)	225,000	8,318,250
Owens Corning, Inc.*	200,000	8,144,000
Panasonic Corp. (Japan) SP ADR	100,000	1,166,000
Schneider Electric SA (France)	95,000	8,285,872

		33,609,122

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND, INC.

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2013

	Shares	Value
Water — 10.9%
Water Utilities — 8.4%
American Water Works Co., Inc.	195,000	$8,240,700
Veolia Environnement SA (France) ADR	400,000	6,544,000

		14,784,700

Water Related — 2.5%
Hyflux Ltd. (Singapore)	1,000,000	927,137
Xylem, Inc.	100,000	3,460,000

		4,387,137

Total Water		19,171,837

Natural Gas Distribution Utilities — 7.5%
New Jersey Resources Corp.	150,000	6,936,000
South Jersey Industries, Inc.	110,000	6,155,600

		13,091,600

Natural Gas & Electric Distribution Utilities — 4.2%
WGL Holdings, Inc.	185,000	7,411,100

		7,411,100

Electric Transmission — 1.4%
ITC Holdings Corp.	25,000	2,395,500

		2,395,500

Sustainable Energy Financial Services — 0.8%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	100,000	1,396,000

		1,396,000

Total Common Stocks (Cost $137,591,485)		164,519,316

	Par
CERTIFICATES OF DEPOSIT – 0.3%
Socially Concerned Banks — 0.3%
Alternatives Federal Credit Union savings account 0.39% due 01/14/14	$100,000	100,000
Carver Federal Savings Bank 0.24% due 12/22/14	100,000	100,000
People’s United Bank 0.35% due 12/02/14	100,000	100,000
Self-Help Credit Union 0.25% due 03/30/14	100,000	100,000
Urban Partnership Bank 0.40% due 01/28/14	100,000	100,000

Total Certificates of Deposit (Cost $500,000)		500,000

TOTAL INVESTMENTS (Cost $138,091,485) — 94.2%		$165,019,316
Other Assets in Excess of Liabilities — 5.8%		10,081,987

Net Assets — 100.0%		$175,101,303

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND, INC.

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2013

* Non-income producing security
ADR	-American Depositary Receipts
SP ADR	-Sponsored American Depositary Receipts

Country Portfolio Issuers

December 31, 2013

(Unaudited)

Country	% of Net Assets
United States	36.5%
Spain	19.2
Canada.	9.8
France	8.5
Netherlands.	4.8
Denmark	4.6
Italy	4.3
Japan	2.8
New Zealand	1.5
Norway	1.4
Singapore	0.5
Other Assets/Liabilities	6.1

100.0%

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investment securities at fair value (cost: $138,091,485) (Notes 2a and 7)	$165,019,316
Cash.	10,340,910

Receivables:
Investments sold	829,336
Capital stock subscribed	212,379
Dividends	312,536
Tax reclaims	85,831
Interest	2,129
Prepaid insurance and registration	17,639

Total Assets	176,820,076

LIABILITIES
Payables:
Capital stock reacquired	267,842
Distributions	395,623
Investments purchased	756,207
Transfer agent fees	84,491
Management fees	80,512
Postage and printing fees	40,244
Professional fees.	24,431
Custodian fees	21,649
Accrued expenses and other liabilities	47,774

Total Liabilities	1,718,773

Net Assets	$175,101,303

ANALYSIS OF NET ASSETS
Net capital paid in shares of capital stock	$187,934,959
Par Value (Note 3)	37,312
Undistributed net investment income	1,221
Accumulated net realized loss on investments and foreign currency transactions	(39,802,030)
Net unrealized appreciation on investments	26,927,831
Net unrealized appreciation on translation of other assets and liabilities in foreign currency	2,010

Net Assets	$175,101,303

Net asset value and redemption price per share ($175,101,303/3,731,230) shares of outstanding capital stock, 40 million shares authorized with a par value of $0.01 per share)	$46.93

Maximum offering price per share (100/95.25 of $46.93)	$49.27

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

Investment Income:
Dividends (net of $527,341 foreign taxes withheld)	$3,928,176
Interest	3,044

Total Investment Income	3,931,220

Expenses:
Management fee (Note 4)	869,394
Transfer agent fees	361,681
Administration and accounting fees	207,147
Postage and printing fees	106,911
Legal fees	51,389
Registration fees	43,494
Compliance service fees	42,000
Custodian fees.	33,964
Audit fees	21,250
Directors’ fees (Note 5)	19,663
Insurance fees	18,377
Other expenses	16,727

Total Expenses	1,791,997

Net Investment Income	2,139,223

Net Realized and Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:

Realized Gain/(Loss) from Investments and Foreign Currency Related Transactions (Notes 2B & 6):
Net realized loss from investments	(14,906,759)
Net realized loss from foreign currency transactions	(3,299)

Net Realized Loss	(14,910,058)

Net Change in Unrealized Appreciation/(Depreciation) of Investments and Foreign Currency Related Transactions:
Net change in unrealized appreciation/(depreciation) on investments	55,475,467
Net change in unrealized appreciation/(depreciation) on foreign currency translations	2,997

Net change in unrealized appreciation/(depreciation)	55,478,464

Net Realized and Unrealized Gain on Investments and Foreign Currency Related Transactions	40,568,406

Net Increase in Net Assets Resulting from Operations	$42,707,629

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Investment Activities:
Net investment income.	$2,139,223	$2,715,974
Net realized gain/(loss) from investments and foreign currency transactions	(14,910,058)	1,276,628
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	55,478,464	(133,237)

Net increase in net assets derived from operations	42,707,629	3,859,365

Dividends to Shareholders:
Dividends from net investment income	(2,136,017)	(2,712,887)

Total dividends to shareholders	(2,136,017)	(2,712,887)

Capital Share Transactions:
Net decrease in net assets from capital share transactions (Note 3)	(15,304,873)	(37,865,948)

Total Increase/Decrease in Net Assets	25,266,739	(36,719,470)

Net Assets:
Beginning of the year	149,834,564	186,554,034

End of the year*	$175,101,303	$149,834,564

* Includes undistributed net investment income of $1,221 and $1,314 for the years ended 12/31/13 and 12/31/12, respectively.

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND, INC.

FINANCIAL HIGHLIGHTS

STATEMENT OF PER SHARE INCOME AND CAPITAL CHANGES

For a share of capital stock outstanding throughout each year

	For the Years Ended December 31,
	2013	2012	2011	2010	2009
Net asset value at the beginning of year	$36.40	$35.82	$39.09	$42.54	$31.41

Investment Operations
Net investment income	0.58	0.67	0.42	0.35	0.36
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	10.53	0.58	(3.27)	(3.45)	11.14
Payments by affiliates	—	—	—	0.01	—

Total from investment operations	11.11	1.25	(2.85)	(3.09)	11.50

Distributions
From net investment income	(0.58)	(0.67)	(0.42)	(0.36)	(0.37)

Total distributions	(0.58)	(0.67)	(0.42)	(0.36)	(0.37)

Net asset value at end of year	$46.93	$36.40	$35.82	$39.09	$42.54

Total return
(Sales load not reflected)	30.52%	3.49%	(7.28)%	(7.26)%*	36.61%
Net assets, end of year
(in thousands)	$175,101	$149,835	$186,554	$236,696	$282,805
Ratio of expenses to average net assets	1.12%	1.10%	1.03%	1.04%	1.02%
Ratio of net investment income to average net assets	1.34%	1.69%	0.98%	0.86%	1.06%
Portfolio turnover	24.01%	22.05%	21.44%	16.16%	33.94%
Number of shares outstanding at end of the year	3,731,230	4,116,641 5,208,518		6,055,618	6,647,611
*

In 2010, 0.02% of the Fund’s total return consisted of voluntary reimbursement by the investment advisor for a realized investment loss. Excluding this voluntary reimbursement, total return for the year would have been (7.28)%.

The accompanying notes are an integral part of these financial statements.

NEW ALTERNATIVES FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2013

1) ORGANIZATION – New Alternatives Fund, Inc. (the “Fund”) was incorporated under the laws of the State of New York on January 17, 1978 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund commenced operations on September 3, 1982. The investment objective of the Fund is long-term capital appreciation. The Fund seeks to achieve its investment objective by investing in equity securities. The equity securities in which the Fund invests consist primarily of common stocks. Other equity securities in which the Fund may invest include depositary receipts, real estate investment trusts (“REITs”) and publicly-traded master limited partnerships (“MLPs”). The Fund makes investments in a wide range of industries and in companies of all sizes. The Fund invests in equity securities of both U.S. and foreign companies, and has no limitation on the percentage of assets invested in the U.S. or abroad. Under normal market conditions, at least 25% of the Fund’s total assets will be invested in equity securities of companies in the alternative energy industry. “Alternative Energy” means the production and conservation of energy in a manner that reduces pollution and harm to the environment, particularly when compared to conventional coal, oil or nuclear energy.

2) ACCOUNTING POLICIES — The following is a summary of significant accounting policies followed by the Fund.

A. PORTFOLIO VALUATION — The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued based on the official closing price or the last reported sale price on a national securities exchange or on the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded, as of the close of business on the day the securities are being valued. That is normally 4:00 p.m. Eastern time. If there were no sales on that day or the securities are traded on other over-the-counter markets, the mean of the last bid and asked prices prior to the market close is used. Short-term debt securities having a remaining maturity of 60 days or less are amortized based on their cost.

Non-U.S. equity securities are valued based on their most recent closing market prices on their primary market and are translated from the local currency into U.S. dollars using current exchange rates on the day of valuation.

If the market price of a security held by the Fund is unavailable at the time the Fund prices its shares at 4:00 p.m. Eastern time, the Fund will use the “fair value” of such security as determined in good faith by Accrued Equities, Inc., the Fund’s investment advisor, under methods established by and under the general supervision of the Fund’s Board of Directors. The Fund may use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchange on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. Certain foreign securities are fair valued by utilizing an external pricing service in the event of any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets. The Fund does not invest in unlisted securities.

The inputs and valuations techniques used to measure fair value of the Fund’s net assets are summarized into three levels as described in the hierarchy below:

● Level 1	-	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

● Level 2	-

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

● Level 3	-

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of December 31, 2013, in valuing the Fund’s assets carried at fair value:

	Total Value at 12/31/2013	Level 1 – Quoted Price	Level 2 – Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
Common Stocks*	$164,519,316	$164,519,316	$ —	$—
Certificates of Deposit	500,000	—	500,000	—

Total	$165,019,316	$164,519,316	$500,000	$—

*For a further breakdown of each industry type, please refer to the Schedule of Investments.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a readily available market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

The Fund utilizes an external pricing service to fair value certain foreign securities in the event of any significant market movements between the time the Fund valued certain foreign securities and the earlier closing of foreign markets. Such fair valuations are categorized as Level 2 in the hierarchy. Significant market movements were deemed to have occurred at December 31, 2012, and therefore, the Fund utilized the external pricing service model adjustments. Transfers in and out between Levels are based on values at the end of the period. As a result, for the period January 1, 2013 through December 31, 2013, there were transfers from Level 2 to Level 1 in the amount of $43,327,799. The Fund did not hold any Level 3 categorized securities during year ended December 31, 2013.

B. FOREIGN CURRENCY TRANSLATION – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. If foreign currency translations are not available, the foreign exchange rate(s) will be valued at fair market value using procedures approved by the Fund’s Board of Directors.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Foreign Securities – Investing in foreign securities (including depositary receipts traded on U.S. exchanges but representing shares of foreign companies) involves more risks than investing in U.S. securities. Risks of investing in foreign companies include currency exchange rates between foreign currencies and the U.S. dollar. The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Brokerage commissions and other fees may be higher for foreign securities. Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards as U.S. companies. These risks can increase the potential for losses in the Fund and affect its share price.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME – Security transactions are accounted for on the trade date (date order to buy or sell is executed). The cost of investments sold is determined by use of a first in, first out basis for both financial reporting and income tax purposes in determining realized gains and losses on investments.

D. INVESTMENT INCOME AND EXPENSE RECOGNITION – Dividend income is recorded as of the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable diligence. Interest income, including amortization/accretion of premium and discount, is accrued daily. Expenses are accrued on a daily basis.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS – Dividends from net investment income and distributions from net realized capital gains, if any, will be declared and paid at least annually to shareholders and recorded on ex-date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

F. U.S.TAX STATUS – No provision is made for U.S. income taxes as it is the Fund’s intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

G. USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

H. OTHER – In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss for such claims is considered remote.

3) CAPITAL STOCK – There are 40,000,000 shares of $0.01 par value capital stock authorized.

On December 31, 2013 there were 3,731,230 shares outstanding. Aggregate paid-in capital including reinvestment of dividends was $187,972,271. Transactions in capital stock were as follows:

	For the Year Ended December 31, 2013		For the Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Capital stock sold	180,683	$7,617,053	159,927	$5,626,920
Reinvestment of distributions	37,086	1,740,441	59,732	2,174,247
Redemptions	(603,180)	(24,662,367)	(1,311,536)	(45,667,115)

Net Decrease	(385,411)	$(15,304,873)	(1,091,877)	$(37,865,948)

4) MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES – Accrued Equities, Inc. (“Accrued Equities” or the “Advisor”), an SEC registered investment advisor and broker-dealer, serves as investment advisor to the Fund pursuant to an Investment Advisory Agreement, as amended, and as an underwriter (but not a principal underwriter) of the Fund’s shares pursuant to a Sub-Distribution Agreement. For it’s investment advisory services, the Fund pays Accrued Equities an annual management fee of 1.00% of the first $10 million of average net assets; 0.75% of the next $20 million of average net assets; 0.50% of average net assets more than $30 million and less than $100 million; and 0.45% of average net assets more than $100 million.

The Fund pays no remuneration to its directors, David J. Schoenwald and Murray D. Rosenblith, who are also officers or employees of Accrued Equities.

Foreside Funds Distributors LLC (“Foreside” or the “ Underwriter”) serves as the principal underwriter of the Fund pursuant to an Underwriting Agreement for the limited purpose of acting as statutory underwriter to facilitate the distribution of shares of the Fund. The Underwriter has entered into a Sub-Distribution Agreement with Accrued Equities. The Fund charges a maximum front-end sales charge of 4.75% on most new sales. Of this amount, the Underwriter and Accrued Equities receive the net underwriter commission and pay out the remaining sales commission to other brokers who actually sell new shares. Their share of the sales commission may vary. The aggregate underwriter concession on all sales of Fund shares during the year ended December 31, 2013 was $20,983, and the amounts received by Accrued Equities and the Underwriter were $14,238, and $6,745, respectively. The Underwriter and Accrued Equities are also entitled to receive sales commissions for the sale of Fund shares. For the year ended December 31, 2013, Accrued Equities and the Underwriter received $23,902 and $2,526 in sales commissions, respectively, for the sale of Fund shares.

5) DIRECTORS’ FEES – For the year ended December 31, 2013, the Fund paid directors’ fees of $19,663 to its Directors who are not “interested persons” of the Fund, as that term is defined in the 1940 Act (the “Independent Directors”).

Each Independent Director receives an annual fee of $3,500 for their services as Independent Directors of the Fund. As Vice-Chairperson of the Fund’s Board of Directors, Sharon Reier receives an additional annual fee of $1,000. Each member of the Audit Committee receives an additional $500 annual fee and Preston V. Pumphrey, Chairperson of the Audit Committee, receives an additional annual fee of $500. The Independent Directors also receive reimbursement of “coach” travel expenses to attend

Board Meetings. The Directors and Officers of the Fund who are officers and employees of the Advisor do not receive compensation from the Fund for their services and are paid for their services by the Advisor. The Fund’s Chief Compliance Officer is not an officer or employee of the Advisor and is compensated directly by the Fund for his services.

6) PURCHASES AND SALES OF SECURITIES – For the year ended December 31, 2013, the aggregate cost of securities purchased totaled $35,661,681. Net realized gains (losses) were computed on a first in, first out basis. The proceeds received on sales of securities for the year ended December 31, 2013 was $49,401,300.

7) FEDERAL INCOME TAX INFORMATION – At December 31, 2013, the federal tax basis cost and aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Cost of investments for tax purposes	$138,324,122

Unrealized appreciation for tax purposes	$36,982,191
Unrealized depreciation for tax purposes	(10,286,997)

Net unrealized appreciation on investments	$26,695,194

The tax character of distributions paid during 2013 and 2012 was as follows:

Distributions paid from:	2013	2012
Ordinary Income	$2,136,017	$2,712,887

	$2,136,017	$2,712,887

For federal income tax purposes, distributions from net investment income and short-term capital gains are treated as ordinary income dividends.

The following permanent differences as of December 31, 2013, attributable to transactions involving foreign securities and currencies were reclassified to the following accounts:

Accumulated Net Realized Loss	$3,299
Undistributed Net Investment Income	(3,299)

As of December 31, 2013, the components of distributable earnings(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	$1,221
Capital Loss Carryforward	(39,569,393)
**Net Unrealized Depreciation on
Investments and Foreign Currency Translations	26,697,204

$(12,870,968)

**	The primary difference between distributable earnings on a book and tax basis is due to wash sales losses.

The Fund has a capital loss carryforward of $39,569,393 which can be used to offset future capital gains. If not utilized against future capital gains, $15,782,057 of this capital loss carryforward will expire on December 31, 2016 and $8,395,118 will expire on December 31, 2017. The remaining $15,392,218 of this capital loss carryforward is a long-term loss and will not be subject to expiration, as under the Regulated Investment Company Modification Act of 2010, capital losses incurred by the Fund after December 31, 2010 will not be subject to expiration. Such losses must be used to offset future capital gains realized prior to losses incurred in the years preceding enactment. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

8) SUBSEQUENT EVENTS – Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued, and has determined that there were no subsequent events requiring disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board Directors of

New Alternatives Fund, Inc.

We have audited the accompanying statement of assets and liabilities of New Alternatives Fund, Inc., including the schedule of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of New Alternatives Fund, Inc. as of December 31, 2013, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania	BBD,LLP
February 21, 2014

OTHER INFORMATION

(Unaudited)

1) PROXY VOTING – The Fund has proxy voting policies which are available: (1) without charge, upon request by calling the Fund at 800-423-8383 and (2) on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies during the most recent twelve-month period ended June 30 is available on form N-PX: (1) without charge, upon request, by calling the Fund at 800-423-8383 and (2) on the SEC’s website at http://www.sec.gov.

2) QUARTERLY PORTFOLIO SCHEDULES – The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund’s Form N-Q’s are available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling 1-800-SEC-0330.

3) SHAREHOLDER MEETING INFORMATION – The Annual Meeting of Shareholders of the Fund was held on Friday, September 27, 2013 at the offices of the Fund, 150 Broadhollow Road, Suite PH2, Melville, New York, pursuant to notice duly given to all shareholders of record as of the close of business on August 2, 2013 (the “Record Date”). At the Meeting, the shareholders were asked to approve the election of seven Directors and to ratify the Board of Directors’ appointment of BBD, LLP as the Fund’s independent registered public accounting firm for its fiscal year ending December 31, 2013.

Information regarding shares voted for and against the matters before the Meeting follows:

Matter 1: To elect seven Directors to serve for the ensuing year:

Nominee	For	Withheld
Jonathan D. Beard	2,220,171.905	43,349.387
Susan Hickey	2,220,037.876	43,483.416
Jeffrey E. Perlman	2,221,191.131	42,330.161
Preston V. Pumphrey	2,210,287.779	53,233.513
Sharon Reier	2,220,085.384	43,435.908
Murray D. Rosenblith	2,225,748.050	37,773.242
David J. Schoenwald	2,220,481.797	43,039.495

Matter 2: To ratify the selection of BBD, LLP as the Fund’s independent registered public accounting firm for its fiscal year ending December 31, 2013.

For	Against	Abstain
2,190,784.54	21,654.26	51,082.49

NEW ALTERNATIVES FUND, INC.

SHAREHOLDER TAX INFORMATION (Unaudited)

During the fiscal year ended December 31, 2013, the following dividends were paid by the Fund:

Ordinary Income	$2,136,017

The Fund paid foreign taxes of $322,776 and recognized foreign source income of $1,688,855 pursuant to Section 853 of the Internal Revenue Code. The Fund will elect to pass these foreign taxes through to shareholders as a foreign tax credit and designates such amounts as having been paid in connection with dividends distributed from investment taxable income during the year ended December 31, 2013.

For the year ended December 31, 2013, certain dividends may be subject to a maximum capital gains tax rate, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. For individual shareholders, 100% of their ordinary income dividends for the Fund qualify for the maximum capital gains tax rate. Complete information will be computed and reported in conjunction with your Form 1099-DIV.

For corporate shareholders, 53.31% of the ordinary income dividends qualify for the dividends received deduction.

Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investments in the Fund.

MANAGEMENT OF THE FUND

(Unaudited)

Information pertaining to the Directors and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Directors and is available without charge, upon request, by calling the Fund at 800-423-8383 or by visiting our website at www.newalternativesfund.com. The mailing address for the Directors and Officers of the Fund is c/o New Alternatives Fund, Inc., 150 Broadhollow Road, Suite PH2, Melville, New York 11747.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex To Be Overseen by Director[2]	All Directorships Held by Director During the Past Five Years[3]

Interested Directors:

David J. Schoenwald* Huntington Bay, NY Age: 63	Founder, Director, President, Treasurer and Chairperson of the Board	Founder, Director, President and Treasurer, 1982 to present; Chairperson of the Board, 2008 to present	President and Treasurer, Accrued Equities, Inc.**	1	None

Murray D. Rosenblith* Brooklyn, NY Age: 62	Director, Secretary	Director, 2003 to present; Secretary, 2012 to present; Assistant Secretary, 2009 to 2012	Portfolio Manager and Assistant Compliance Officer (since 2010), and employee, Accrued Equities, Inc.(2008 to present); Formerly, Executive Director, A.J. Muste Memorial Institute, an organization concerned with exploration of the link between non- violence and social change (1985 to 2008).	1	None

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex To Be Overseen by Director[2]	All Directorships Held by Director During the Past Five Years[3]

Independent Directors:

Sharon Reier Coconut Creek, FL and Paris, France Age: 67	Director and Vice- Chairperson of the Board	Director, 1982 to present; Vice- Chairperson, 2008 to present	Retired; prior these to, freelance financial journalist; Contributor to the International Herald Tribune, (1995 to 2011); former contributor to Business Week International; former regional editor, Financial World; former editor, Boardroom Reports; former contributing editor, Institutional Investor; former staff, Forbes and American Banker.	1	None

Preston V. Pumphrey[4] Syosset, NY Age: 79	Director and Audit Committee Chairperson	2003 to 2014	Registered Principal, C.E. Gaye & Sons Securities, Ltd. (July 2008 to present); FINRA Dispute Resolution Board of Arbitrators (June 2002 to December 2012); Formerly, Adjunct Professor of Finance, C.W. Post College.	1	None

Susan Hickey East Northport, NY Age: 61	Director; Audit Committee Member; Audit Committee Chairperson	2005 to present; 2005 to 2014; 2014 to present	Accounting Software Developer, Accountants World, LLC.; Member of National Association of Enrolled Agents and New York Society of Independent Accountants; Former IRS Tax Return Auditor; BA International Affairs, Stonehill College, North Easton, MA.	1	None

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex To Be Overseen by Director[2]	All Directorships Held by Director During the Past Five Years[3]
Jonathan D. Beard New York, NY Age: 66	Director; Audit Committee Member	2005 to present; 2014 to present	Self-employed Freelance Journalist for various American and European Science Magazines; Lifetime Member, Sierra Club and New York-New Jersey Trails Conference; Graduate of Columbia University 1970.	1	None

Jeffrey E. Perlman New York, NY Age: 34	Director; Audit Committee Member	2009 to present; 2014 to present	President and Founder, Bright Power, a company advancing clean, cost-effective energy solutions (2004 to present); Clarinetist/ Saxophonist, Romashka and various Klezmer music ensembles (1996 to present); Formerly, Consultant, Capital E, a renewable energy consulting and investment services company (2002 to 2005).	1	None

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past Five Years

Officers of the Fund who are not Directors:

Joseph A. Don Angelo Syosset, NY Age: 65	Chief Compliance Officer	2007 to present	Accountant and Owner, Don Angelo and Associates, CPAs P.C. (1984 to present).

[1]	Each Director and Officer holds office until the next annual meeting of shareholders at which Directors or Officers are elected following his or her election or appointment and until his or her successor has been elected and qualified.

[2]	Currently, there is only one portfolio and no fund complex.

[3]	Includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., “public companies”), or other investment companies registered under the 1940 Act.

[4]	On January 31, 2014, Preston V. Pumphrey resigned from his position as a Director of the Fund and as the Chairperson of the Audit Committee. Mr. Pumphrey’s resignation from the Board was made in connection with his retirement, and was not based upon any disagreement the Fund’s other Directors nor with Fund management concerning any matter of the Fund’s operations, policies or practices.

*	“Interested person”, as defined in section 2(a)(19) of the 1940 Act. David J. Schoenwald is majority shareholder and President of the Advisor. Murray D. Rosenblith is considered an “interested person” as a result of his employment with Advisor.

**	David J. Schoenwald and Murray D. Rosenblith have no present enterprise, employment, position or commercial investment activity except for their positions with Accrued Equities, Inc., the Fund’s investment advisor and Sub- Distributor. At the present time, Accrued Equities, Inc. provides services only to the Fund. David J. Schoenwald is licensed to practice law in New York and is President and sole shareholder of Schoenwald and Schoenwald, P.C.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s Board of Directors has determined that Preston V. Pumphrey is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $19,250 for 2012 and $19,250 for 2013.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2012 and $0 for 2013.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $2,000 for 2012 and $2,000 for 2013. The fees billed were for review by the principal accountant of the registrant’s Federal tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2012 and $0 for 2013.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee will be responsible for evaluating the provision of non-audit services to the Company as required by Section 201 of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder (collectively, the “2002 Act”) and any pre-approval requests submitted by the independent accountants as required by Section 202 of the 2002 Act.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2012 and $0 for 2013.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrant, which is an open-end management investment company.

Item 6.	Investments.

(a)

Not applicable. The full Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to Registrant, which is an open-end management investment company.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to Registrant, which is an open-end management investment company.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to Registrant, which is an open-end management investment company.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

Based on his evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) as of a date within 90 days of the filing date of this report, the Registrant’s principal executive officer and principal financial officer has concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to him by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendments thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	New Alternatives Fund, Inc.

By (Signature and Title)*	/s/ David J. Schoenwald
David J. Schoenwald, President and Treasurer
(Principal Executive Officer and Principal Financial Officer)

Date	02/19/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David J. Schoenwald
David J. Schoenwald, President and Treasurer
(Principal Executive Officer and Principal Financial Officer)

Date	02/19/14

* Print the name and title of each signing officer under his or her signature.